Subsequent events	6 Months Ended
Jun. 30, 2022
Subsequent events
Subsequent events

18. Subsequent events

Frame Acquisition

Effective July 1, 2022 (‘closing date’), CureVac N.V. acquired all shares of Frame Pharmaceuticals B.V., Amsterdam, Netherlands (‘Frame Pharmaceuticals’). Frame Pharmaceuticals focuses on the development of a proprietary platform enabling to identify structural changes within the cancer genome and has strong competencies in antigen discovery as well as validation for personalized cancer vaccines. CureVac’s management and supervisory board expect that the acquisition will contribute several key elements for the required end-to-end building blocks for CureVac’s broader oncology strategy.

In the purchase price agreement (‘SPA’) dated June 8, 2022, a total purchase price of up to EUR 32.0 million payable mainly in shares of CureVac N.V. (total of 1,783,460), as well as a certain amount of cash, was agreed. Additionally, a net amount of EUR 0.66 million for discharging contractual obligations for outstanding advisory agreements with former shareholders was also agreed to. The shares were valued in the SPA at an average share price of €16.44.

At closing, CureVac paid 50% of the agreed purchase price, i.e. 810,242 shares were issued and cash in the amount of EUR 0.25 million was paid. Further shares worth EUR 0.66 million were issued to pay certain liabilities towards former shareholders of Frame Pharmaceuticals. In addition, restricted stock units (RSUs) were issued to certain employees to replace existing share-based payment awards of the target. This element of the transaction will be accounted for as a separate share-based transaction.

Payment of the remaining 50% of the purchase price is contingent upon achieving two milestones. A further 194.647 shares (representing 10% of the purchase price) will be issued upon the achievement of the successful investigational new drug application filing and further 778.588 shares (representing 40% of the purchase price) will be issued upon successful proof of mechanism in humans. The fair value of these contingent payments will be determined considering the likelihood of the events occurring.

Since the transaction occurred only shortly after the reporting date, it is not practicable for the Company to provide information in relation to the initial accounting for the acquisition, in particular regarding the identification and measurement of identifiable assets and liabilities, including any goodwill, and the consideration transferred.

For purposes of the Purchase Price Allocation, the shares to be issued in exchange for Frame Pharmaceuticals shares will be based on the share price at closing, i.e. €13.64.

Cash in the amount of EUR 308k was acquired. Transactions costs in relation to the acquisition amounting to total EUR 0.4 million have been expensed within administrative expenses.

Patent Infringement Lawsuit

In Germany on June 29, 2022, CureVac brought an infringement lawsuit under three utility models and one patent against BioNTech on the basis that the manufacture and sale of Comirnaty infringes CureVac’s intellectual property rights.

In the US on July 25, 2022, BioNTech and Pfizer jointly brought an action seeking a declaration that the manufacture and sale of Comirnaty does not infringe three CureVac US patents.